EXHIBIT 10.37
WILLIAM BRANIFF
United States Attorney
Southern District of California
940 Front Street
San Diego, California 92101
(619) 557-5610
Attorney for Plaintiff

ELROY H. WOLFF
Sidley & Austin
1722 Eye Street, N.W.
Washington, D.C. 20006

(202) 429-4000
Attorney for Defendant
IN THE UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF CALIFORNIA

)
)
UNITED STATES OF AMERICA,	)	CIVIL ACTION NO.
)
Plaintiff,	)
v.	) )	CONSENT DECREE
KAUFMAN AND BROAD HOME CORPORATION,	) )
Defendant.	) )

     WHEREAS plaintiff, the United States of America, commenced this action on           , 1991, by filing the complaint herein; and whereas defendant Kaufman and Broad Home Corporation has waived service of the summons and complaint; and whereas the parties have been represented by the attorneys whose names appear hereafter; and whereas plaintiff and defendant have agreed to settlement of this action upon the following terms and condition and without defendant admitting liability for any of the violations charged or admitting the accuracy of any of the allegations in the complaint;
     Now on the joint motion of plaintiff and defendant,
     IT IS HEREBY ORDERED, ADJUDGED, AND DECREED as follows:
     1. This Court has jurisdiction of the subject matter herein and of the parties hereto. The complaint states a claim upon which relief may be granted against defendant under Sections 5(1), 9, 13(b) and 16(a)(1) of the Federal Trade Commission Act, 15 U.S.C. §§ 45(1), 49, 53(b) and 56(a)(1).
     2. Defendant is ordered, pursuant to Section 5(1) of the Federal Trade Commission Act, 15 U.S.C § 45(1), to pay a monetary civil penalty in the total amount of $595,000. Such payment shall be by wire transfer of the funds, in accordance with instructions received from the Office of Consumer Litigation, Civil Division, U.S. Department of Justice, Washington, D.C. 20530, to the United States Treasury within ten (10) days of entry of this Consent Decree.
     3. In the event of default in payment, which default continues for ten (10) days beyond the due date of the payment, interest shall be computed pursuant to 28 U.S.C. § 1961(a). Interest shall accrue from the date of default to the date of payment.
     4. Defendant Kaufman and Broad Home Corporation, its successors and assigns, and its officers, agents, representatives, and employees, directly or through any corporation, subsidiary, division, or other device, in connection with the production, advertising, offering for sale or sale of on-site residential housing in or affecting commerce, as

“commerce” is defined in the Federal Trade Commission Act, are hereby enjoined from ever violating any provision of the Commission’s order in FTC Docket No. C-2954, 93 F.T.C. 235 (1979), a copy of which is attached herewith as Appendix A and made a part of this Consent Decree.
     5. This Court shall retain jurisdiction of this matter for the purpose of enabling any of the parties to this Consent Decree to apply to the Court at any time for such further orders or directives as may be necessary or appropriate for the interpretation or modification of this Consent Decree, for the enforcement of the compliance therewith, or for the punishment of the violations thereof.
     JUDGMENT IS THEREFORE ENTERED in favor of plaintiff, the United States of America, and against defendant Kaufman and Broad Home Corporation pursuant to all the terms and conditions recited above.
DATED: 7-2-91

JUDITH N.KEEP
United States District Judge

     The parties, by their respective counsel, hereby consent to the terms and conditions of the Consent Decree as set forth above and consent to the entry thereof. Each party shall bear its own costs and attorney’s fees.

FOR THE UNITED STATES STUART M. GERSON Assistant Attorney General Civil Division WILLIAM BRANIFF United States Attorney Southern District of California
By:	/s/ JOHN R. NEECE
JOHN R. NEECE
Assistant United States Attorney

/s/ JOHN R. FLEDER
JOHN R. FLEDER
Director Office of Consumer Litigation

/s/ DAVID A. LEVITT
DAVID A. LEVITT
Attorney Office of Consumer Litigation Civil Division U.S. Department of Justice Washington, D.C. 20530 (202) 514-6786

FOR THE FEDERAL TRADE COMMISSION
/s/ WILLIAM S. SANGER
WILLIAM S. SANGER
Associate Director for Enforcement

/s/ JUSTIN DINGFELDER
JUSTIN DINGFELDER
Assistant Director

/s/ THOMAS D. MASSIE
THOMAS D. MASSIE
Attorney

/s/ ROBERT M. FRISBY
ROBERT M. FRISBY
Attorney Division of Enforcement Federal Trade Commission Washington, D.C. 20580 (202) 326-2982

FOR THE DEFENDANT KAUFMAN AND BROAD HOME CORPORATION:
By:	/s/ ALBERT Z. PRAW
ALBERT Z. PRAW
General Counsel and Senior Vice President

SIDLEY & AUSTIN
By:	/s/ ELROY H. WOLFF
ELROY H. WOLFF
A Member of the Firm 1722 Eye Street, N.W. Washington, D.C. 20006 (202) 429-4000

MORGAN, LEWIS & BOCKIUS
By:	/s/ CASWELL O. HOBBS
CASWELL O. HOBBS
A Member of the Firm 1800 M Street, N.W. Washington, D.C. 20036 (202) 467-7200

WILLIAM BRANIFF
United States Attorney
Southern District of California
940 Front Street
San Diego, California 92101
(619) 557-5610
Attorney for Plaintiff
IN THE UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF CALIFORNIA

UNITED STATES OF AMERICA,	)	CIVIL ACTION NO.
)
Plaintiff,	)
	)	COMPLAINT FOR CIVIL
v.	)	PENALTIES AND OTHER
	)	RELIEF
KAUFMAN AND BROAD HOME CORPORATION,	)
)
Defendant.	)
     Plaintiff, the Unites States of America, by its attorney, William Braniff, United States Attorney for the Southern District of California, acting upon notification and authorization to the Attorney General of the United States by the Federal Trade Commission (“Commission”), alleges that:
     1. This is an action brought under Sections 5(l), 9, and 13(b), of the Federal Trade Commission Act (“FTC Act”), 15 U.S.C. §§ 45(l), 49, and 53(b), as amended, to recover from defendant monetary civil penalties for violations of a final cease and desist order issued by the Commission and to secure injunctive and other relief.

Jurisdiction and Venue
     2. This Court has jurisdiction over this matter under 28 U.S.C. §§ 1331, 1337(a), 1345, and 1355, under 15 U.S.C. §§ 45(1), 49 and 53(b).
     3. Venue in the Southern District of California is based on 28 U.S.C. §§ 1391(b) and (c) and 1395(a) and on 15 U.S.C. § 53(b).
Defendant and Its Business
     4. Defendant, Kaufman and Broad Home Corporation, is a corporation organized, existing, and doing business under and by virtue of the laws of the State of Delaware and has its office and principal place of business located at 10877 Wilshire Boulevard, Los Angeles, California 90024. Defendant is the successor or assign of Kaufman and Broad, Inc.
     5. At all times material herein, Kaufman and Broad Home Corporation and/or Kaufman and Broad, Inc. have done and transacted business within the Southern District of California.
     6. At all times material herein, Kaufman and Broad Home Corporation and/or Kaufman and Broad, Inc. (hereinafter “K&B) have engaged in the production, advertising, offering for sale, and sale of on-site residential housing in or affecting commerce, as “commerce” is defined in Section 4 of the FTC Act, 15 U.S.C. § 44.
Prior Commission Proceeding
     7. In a Commission proceeding bearing Docket No. C-2954, in which Kaufman and Broad, Inc., was charged with violating Section 5(a)(1) of the FTC Act, 15 U.S.C. § 45(a)(1), the Commission on

February 12, 1979, issued against Kaufman and Broad, Inc., its successors and assigns, a consent order to cease and desist certain business practices, 93 F.T.C. 235 (1979) (“Commission’s Order”). The Commission’s Order was served upon Kaufman and Broad, Inc., on February 23, 1979, and became final and enforceable by operation of law on that date and has remained in full force and effect ever since that date.
     8. Included in the Commission’s Order are the following provisions which have been final and enforceable since on or about February 23, 1979:
I
DEFINITIONS
     “On-site residential housing” shall mean housing structures, including lots, consisting of single family dwelling units or housing structures consisting of multi-family dwelling units (including condominiums) represented and sold by respondents in the United States as completely constructed or partially constructed units.
     An “express warranty” as used in this order shall mean any written affirmation of fact or written promise made or assigned by respondents to a purchaser as part of the transaction of the sale of a unit of on-site residential housing.
     The “HOW warranty” as used in this order shall mean the warranty issued under the Home Owners Warranty Corporation’s national home warranty program.
     A “major construction defect” as used in this order shall mean a “major construction defect” as defined in the Home Owners Warranty Corporation Home Warranty Agreement ...
*      *      *
II
     IT IS ORDERED that respondents Kaufman and Broad, Inc., a corporation, Kaufman and Broad Homes, Inc., a corporation, and Kaufman and Broad Home Sales, Inc., a corporation, their successors and assigns, and their officers, and respondents’ agents, representatives and employees, directly or through any corporation, subsidiary, division or other device, in connection with the conduct and operation of their business in or affecting commerce as “commerce” is defined in the Federal Trade Commission Act in the production, advertising, offering for sale or sale of a unit of on-site residential housing, do cease and desist from :
     l. Selling and delivering any housing unit for use as on-site residential housing which is not built in accordance with the approved standards or which contains a major construction defect without taking the necessary action to repair, replace, or to pay the cost of repairing or replacing the defect in such housing unit in accordance with the provisions of respondents’ express warranty required under Part III B of this order.
     *     *     *
     6. Failing to repair, replace or to pay the cost of repairing or replacing any major construction defect or any other defect in accordance with the provisions of respondents’ express warranty required under Part III B of this order or in the performance of respondents’ obligations under Part VII of this order within a reasonable time after receipt of written notice of such defect from the purchaser or past purchaser of respondents’ on-site residential housing; provided, however, that:
     (a) Where respondents for any reason are unable to complete such requested repairs within thirty (30) calendar days after receipt of written notice of such defect from the purchaser or past purchaser of respondents’ on-site residential housing, respondents shall furnish to such purchaser or past purchaser (as defined in Part VIII) a written statement setting forth the reason or reasons why such requested repairs cannot be undertaken or completed within such thirty day period and a scheduled date on which the requested repairs are, in fact, to be completed within the next sixty (60) day period.
     (b) Where respondents are or were prevented from completing repairs by scheduled date referred to in subparagraph 6(a) above due to intervening circumstances beyond their control, such as labor strike, supplier or subcontractor failure to deliver materials or perform work, or unsuitable weather conditions, such repairs will be completed within a reasonable period of time not to exceed sixty (60) days from the date of the termination of the intervening circumstance.
     (c) Where respondents for any reason elect not to honor such requests for repairs, respondents shall,

within twenty-one (21) calendar days of receiving such request for repairs, notify the purchaser or past purchaser in writing why respondents will not honor the request.
*       *       *
III
*       *       *
     B. IT IS FURTHER ORDERED that respondents shall furnish purchasers of each unit of respondents’ on-site residential housing with a warranty that is substantially identical to the insurer’s and the warrantor’s undertaking in the Home Owners Warranty Corporation’s Home Warranty Agreement . . . currently in use . . . and incorporated by reference in this order, including the procedures for the settlement of disputes, provided that respondents’ undertaking for major construction defects shall be for a term of at least four years from the commencement date of each such warranty furnished, and provided further that nothing in this order shall relieve respondents from complying with the Magnuson-Moss Warranty Act, Section 101 et seq. (15 U.S.C. §§ 2301 et seq.), the rules promulgated thereunder, and interpretations issued by the Federal Trade Commission in respect thereto.
*       *      *
V
     IT IS FURTHER ORDERED that in connection with the advertising, offering for sale or sale of on-site residential housing, respondents shall make available to each and every prospective purchaser who visits respondents’ sales offices or model homes a brochure or a written statement relating to such housing that will include the following disclosures in a clear, conspicuous and affirmative manner:
     1. For on-site residential housing not covered by the National Flood Insurance Program administered by the U.S. Department of Housing and Urban Development, the identity, address and telephone number of the individual, business firm and government agency that conducted soil tests on land used in the construction of the residential housing offered for sale. In addition, respondents shall require their contractors to state in non-technical language to each prospective purchaser who contacts such contractors whether the land tested is suitable for residential use;
     2. The identity or title, address and telephone number of the responsible public school district authority who will furnish information relating to the identity and location of schools for the particular housing unit;
     3. Each room or area of the particular housing unit to be purchased that is not insulated to retain the same degree of warmth as rooms designed for use as principal living areas;
     4. Each room or area of the particular housing unit to be purchased that is constructed without waterproofing adequate to render such room or area suitable for use as a habitable living area;
     5. The most recent official tax rate and estimate obtained from the officially responsible tax assessing authority and the identity or title, address and telephone number of such tax assessing authority;
     6. A list containing each and every architectural design, construction feature, appurtenance, optional item or equipment or other characteristic or feature exhibited to the particular purchaser in connection with a model home sample or style offered for sale to such purchaser which characteristic or feature is not included in the model or style of respondents’ housing unit offered for sale to such purchaser at the offered or advertised price;
     7. A list containing each and every construction feature, appurtenance, optional item or equipment or other characteristic or feature exhibited to the particular purchaser in connection with a model home sample or style offered for sale to such purchaser which characteristic or feature cannot be included or duplicated in the particular housing unit offered for sale to such purchaser even upon the payment of an additional charge because of the style, size, location or any other reason associated with the land or the design of the particular housing unit offered;
     8. A notice that plans and specifications for each home being offered for sale are available for inspection by prospective purchasers at respondents’ sales offices during normal business hours; provided that such specifications shall include a full description of the materials and components used by respondents in the construction of their on-site residential housing; and provided further, that such description will be satisfied if it substantially includes the type of information contained in the “Description of Materials” disclosure statements required by the United States Federal Housing Administration (FHA Form 2005, as amended from time to time) or the United States Veterans Administration (VA Form 26-1852, as revised from time to time);

     9. A notice that purchasers of respondents’ housing may select any lending institution of their choice for the purpose of securing a mortgage and are not limited to the lending institution provided by respondents;
     10. A statement setting forth respondents’ arrangement for repairs and the satisfaction of warranties or in lieu thereof, a copy of the warranty required by Part III B of this order that will be furnished with the housing being offered for sale and a statement of the procedure for settlement of disputes under such warranty.
VI
     IT IS FURTHER ORDERED that respondents shall secure a written acknowledgement from each purchaser of respondents’ on-site residential housing which shall state the following information:
     1. That the disclosures referred to in Paragraph V of this order were received.
     2. The date on which the disclosures referred to in Paragraph V of this order were received.
Residential Housing Developments
     9. In the five years immediately preceding the filing of this complaint K&B produced, advertised, offered for sale and sold units of on-site residential housing in 103 residential housing developments in the State of California, including Southridge, a development located in the City of Fontana, County of San Bernardino, State of California.
Plan 3 Homes
     10. Commencing in 1983 and continuing for some period of time thereafter, K&B built and sold a number of substantially identical two story single family homes in Tracts numbered 7503, 17734, 18502 and 18574 located in the City of Riverside, County of Riverside, State of California, and in Tracts numbered 11804 and 12859 located in the City of Corona, County of Riverside, State of California (generally referred to a Plan 3 homes).
First Cause of Action
     11. K&B sold and delivered with a major construction defect a number of the above-described Plan 3 homes for use as on-site residential housing yet failed to take the necessary action to repair, replace, or to pay the cost of repairing or replacing the defect in those housing units in accordance with the provisions of K&B’s express warranty that was required under Part III B of the Commission’s Order, thereby violating Part II 1 of the Commission’s Order.
Second Cause of Action
     12. K&B failed to repair, replace or to pay the cost of repairing or replacing major construction defects under the terms of K&B’s express warranty required under Part III B of the Commission’s Order within a reasonable period of time after receipt of a written request for warranty service from the purchasers of a number of the Plan 3 homes, thereby violating Part II 6 of the Commission’s Order.
Third Cause of Action
     13. K&B failed to repair, replace or to pay the cost of repairing or replacing defects under the terms of K&B’s express warranty required under Part III B of the Commission’s Order within a reasonable period of time after receipt of a written request for warranty service from the purchasers of a substantial number of units of K&B’s on-site residential housing in the

Southridge development, thereby violating Part II 6 of the Commission’s Order.
Fourth Cause of Action
     14. K&B, in connection with the advertising, offering for sale or sale of on-site residential housing, failed to make available to numerous prospective purchasers who visited K&B’s sales offices or model homes in K&B’s on-site residential housing developments the disclosures required under Part V of the Commission’s Order, thereby violating Part V of the Commission’s Order.
Fifth Cause of Action
     15. K&B did not secure from numerous purchasers of K&B’s on-site residential housing in a number of the residential housing developments the written acknowledgement of the receipt of one or more of the disclosures required by Part V of the Commission’s Order, thereby violating Part VI of the Commission’s Order.
Violations Charged
     16. Each unit of on-site residential housing in which K&B in the five years prior to the filing of the complaint failed to comply with the Commission’s Order in one or more of the ways described above, except with respect to the Fourth and Fifth Causes of Action, constitutes a separate violation of the Commission’s Order for which plaintiff seeks a civil penalty.
     17. Each prospective purchaser or purchaser of on-site residential housing with respect to whom K&B in the five years prior to the filing of the complaint failed to comply with the

Commission’s Order in the way described in the Fourth and Fifth Causes of Action constitutes a separate violation of the Commission’s Order for which plaintiff seeks a civil penalty.
Prayer
     WHEREFORE, plaintiff respectfully requests that this Court pursuant to 15 U.S.C §§ 45(1), 49, and 53(b) and the Court’s own equity powers:
     1. Enter judgment against defendant and in favor of plaintiff for each violation charged in this complaint;
     2. Award plaintiff monetary civil penalties from defendant for the violations alleged in this complaint;
     3. Enjoin defendant from further violations of the Commission’s Order in Docket No. C-2954; and
     4. Award plaintiff such other and further relief as the Court may deem just and proper.
Dated: ____________________

STUART M. GERSON Assistant Attorney General Civil Division WILLIAM BRANIFF United States Attorney Southern District of California
By:	/s/ JOHN R. NEECE
JOHN R. NEECE
Assistant United States Attorney Southern District of California 940 Front Street San Diego, California 92101

OF COUNSEL:

/s/ JOHN R. FLEDER

WILLIAM S. SANGER	JOHN R. FLEDER
Associate Director for	Director
Enforcement	Office of Consumer Litigation

JUSTIN DINGFELDER
Assistant Director	/s/ DAVID LEVITT

Division of Enforcement	DAVID LEVITT
Attorney
THOMAS D. MASSIE	Office of Consumer Litigation
Attorney	U.S. Department of Justice
Division of Enforcement	P.O. Box 386
Washington, D.C. 20044
ROBERT M. FRISBY	(202) 514-6786
Attorney
Division of Enforcement
Federal Trade Commission
Washington, D.C. 20580